UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) o f the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 3, 2020

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held by webcast on November 3, 2020.
The results of voting on the following items were as set forth below:
(a)The votes for nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	WITHHELD	BROKER NON-VOTES
Sohail U. Ahmed	99.83%	113,842,978	190,191	14,193,097
Timothy M. Archer	99.84%	113,848,789	184,380	14,193,097
Eric K. Brandt	93.23%	106,316,172	7,716,997	14,193,097
Michael R. Cannon	99.61%	113,586,882	446,287	14,193,097
Catherine P. Lego	96.05%	109,532,340	4,500,829	14,193,097
Bethany J. Mayer	99.28%	113,214,987	818,182	14,193,097
Abhijit Y. Talwalkar	90.38%	103,065,878	10,967,291	14,193,097
Lih Shyng (Rick L.) Tsai	99.71%	113,700,453	332,716	14,193,097
Leslie F. Varon	98.14%	111,909,639	2,123,530	14,193,097

All director nominees were duly elected.
(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	94.22%	107,451,178	6,407,598	174,393	14,193,097
The proposal was approved.
(c) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	95.54%	122,510,955	5,505,387	209,924	—
The appointment was ratified.

Item 8.01.     Other Events
On November 5, 2020 the Company issued a press release announcing a $5 billion share repurchase authorization. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The foregoing description of the share repurchase authorization is qualified in its entirety by reference to the full text of Exhibit 99.1 incorporated by reference in this Item 8.01.
Item 9.01.     Financial Statements and Exhibits
(d)    Exhibits

    99.1    Press Release dated November 5, 2020 announcing a $5 billion share repurchase authorization

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 5, 2020	LAM RESEARCH CORPORATION
(Registrant)

	By:	/s/ Ava M. Hahn
Ava M. Hahn
Senior Vice President, Chief Legal Officer